SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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Wells Fargo Funds Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS July 8, 2016

WELLS FARGO FUNDS TRUST, on behalf of the following series: Wells Fargo Small Company Growth Fund and
Wells Fargo Small Company Value Fund
(the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Funds will be held on July 8, 2016 at 10:00 a.m. Pacific time, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new investment sub-advisory agreement with Peregrine Capital Management Inc.;

  To approve the use of a "multi-manager" structure whereby the Fund's investment manager or corresponding portfolio's investment adviser would be able, subject to board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 22, 2016 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH PEREGRINE CAPITAL MANAGEMENT INC. AND IN FAVOR OF THE MULTI-MANAGER STRUCTURE.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

C. DAVID MESSMAN
Secretary

May 9, 2016

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") for a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Value Fund (the "Funds") to be held at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the Funds, on July 8, 2016 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (866) 406-2287 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about May 9, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2016:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

Proxy Solicitation

Shareholders in each of the Wells Fargo Small Company Growth Fund and the Wells Fargo Small Company Value Fund (each a "Fund" and together, the "Funds") are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") with Peregrine Capital Management Inc. ("Peregrine") for the Wells Fargo Small Company Growth Portfolio and the Wells Fargo Small Company Value Portfolio, respectively (each a "Master Portfolio" and together, the "Master Portfolios"). As each Fund is a "gateway fund" in a "master/gateway" structure, each Fund invests all of its investable assets in one of the Master Portfolios (Wells Fargo Small Company Growth Fund invests all of its investable assets in Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Fund invests all of its investable assets in Wells Fargo Small Company Value Portfolio) and as such, each Fund is seeking voting instructions on the approval of the New Sub-Advisory Agreement from its shareholders, and the Fund will vote its interests in the relevant Master Portfolio in the same proportion as shares of Fund shareholders for which it receives proper instructions.

Shareholders are being asked to approve the New Sub-Advisory Agreement for their relevant Master Portfolio in anticipation of the expected termination of the current investment sub-advisory agreement (the "Current Sub-Advisory Agreement") among the Master Portfolio, Wells Fargo Funds Management, LLC ("Funds Management"), the investment adviser to the Master Portfolios, and Peregrine. As explained in further detail below, the expected termination of the Current Sub-Advisory Agreement will result from a "change of control" of Peregrine (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) that is expected to occur when the principals of Peregrine obtain beneficial ownership of 100% of Peregrine's shares.

Shareholders of each Fund are also being asked to approve the use of a "multi-manager" structure (the "Multi-Manager Structure") both for the Fund itself and for the relevant Master Portfolio in which it invests all of its investable assets. As with the vote for the New Sub-Advisory Agreement described above, as each Fund invests all of its investable assets in a Master Portfolio, with respect to the approval of the Multi-Manager Structure for the relevant Master Portfolio, each Fund is seeking voting instructions from its shareholders, and the Fund will vote its interests in the relevant Master Portfolio in the same proportion as shares of Fund shareholders for which it receives proper instructions.

Holders of shares (the "Shares") of a Fund at the close of business on April 22, 2016 (the "Shareholders") may vote on the matters set forth in the accompanying notice. Shareholders of each Fund vote separately on the matters set forth in such notice. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the New Sub-Advisory Agreement with Peregrine and adoption of the Multi-Manager Structure for your Fund and its corresponding Master Portfolio. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust's Amended and Restated Declaration of Trust (the "Declaration") provides that the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of each proposal). Votes may be cast IN FAVOR OF or AGAINST each proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against each proposal.

The approval of each proposal requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker nonvotes in order to avoid the need for solicitation of additional votes in favor of a proposal.

Funds Management or one of its affiliates will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, LLC, the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $40,000 with respect to the proposals covered by this proxy statement. This fee will not be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on April 22, 2016 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of April 22, 2016, the Funds had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Small Company Growth Fund
Class A
Class B
Class C
Administrator Class
Institutional Class
Class R6
Small Company Value Fund
Class A
Class C
Administrator Class
Institutional Class

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding Shares of any class of a Fund as of April 22, 2016.

As of April 22, 2016, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Funds Management, the Funds' investment manager. Additionally, as of April 22, 2016, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of Peregrine.

I. APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH PEREGRINE CAPITAL MANAGEMENT INC.

Peregrine is a wholly owned subsidiary of Wells Fargo that provides investment advisory services to registered investment companies, corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments. It currently serves as the sub-adviser to the Master Portfolios. In the first quarter of 2016, Peregrine and Wells Fargo came to terms on a buyout agreement, under which the principals of Peregrine would acquire the 100% interest in the firm currently held by Wells Fargo (the "Transaction").

Because the Transaction would result in greater than 25% of the equity voting securities of Peregrine shifting from Wells Fargo to Peregrine principals, it would constitute a "change of control" under the 1940 Act. A change of control of Peregrine would constitute an assignment of the Current Sub-Advisory Agreement. Under the 1940 Act, an investment advisory agreement terminates automatically in the event of its assignment. Therefore, the Current Sub-Advisory Agreement is expected to terminate upon the completion of the Transaction. The Transaction is expected to close upon approval by interest holders of the Master Portfolios of the New Sub-Advisory Agreement, which is expected to occur on July 8, 2016.

The Transaction will not result in any change in portfolio managers to the Master Portfolios or to the oversight of those portfolio managers, nor will it result in any change to the services provided to the Master Portfolios or to their strategies or fees and expenses. In connection with the Transaction, Funds Management has agreed to extend the terms of the net operating expense ratio caps for each Fund through September 30, 2018.

Comparison of the New Sub-Advisory Agreement to the Current Sub-Advisory Agreement

At a meeting held on April 19-20, 2016, the Board of Trustees of Wells Fargo Master Trust ("Master Trust"), of which each Master Portfolio is a series (the "Master Trust Board") approved the New Sub-Advisory Agreement with Peregine on behalf of each Master Portfolio, subject to approval by the interest holders of such Master Portfolio.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement with Peregrine. Under the terms of the New Sub-Advisory Agreement, Peregrine would remain responsible, subject to the direction and control of Funds Management and the Master Trust Board, for investing and reinvesting each Master Portfolio's assets in a manner consistent with the Master Trust's Amended and Restated Declaration of Trust (the "Master Trust Declaration"), registration statement, investment guidelines, policies and restrictions established by the Master Trust Board and applicable federal and state law. As such, Peregrine would have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for each Master Portfolio.

For providing these services under the New Sub-Advisory Agreement, Peregrine would be entitled to receive a sub-advisory fee based on each Master Portfolio's average daily net asset value, calculated and paid monthly by applying the annual rates indicated below to the average daily net assets of the Master Portfolio throughout the month:

Aggregate Average Daily Net Assets	Fee
Small Company Growth Portfolio
First $200 million	0.500%
Over $200 million	0.450%
Small Company Value Portfolio
First $300 million	0.450%
Over $300 million	0.400%

Funds Management would be solely responsible for paying this fee out of the advisory fees it receives from each Master Portfolio.

The proposed sub-advisory fee rates under the New Sub-Advisory Agreement are identical to those currently charged under the Current Sub-Advisory Agreement.

A comparison of the terms of the New Sub-Advisory Agreement to the terms of the Current Sub-Advisory Agreement follows below. A form of the New Sub-Advisory Agreement is attached as Exhibit B to this proxy statement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, Peregrine would be responsible for providing additional services related to the continuous investment program for each Master Portfolio, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). Like the reporting obligations imposed on Peregrine under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement requires Peregrine to report to the Master Trust Board at each of its regular meetings all material changes in the Master Portfolios since the prior report, as well as important developments affecting the Master Trust, the Master Portfolio or Peregrine. On its own initiative, Peregrine will also provide the Master Trust Board from time to time with such other information as Peregrine believes appropriate. In addition, the New Sub-Advisory Agreement requires that Peregrine furnish the Master Trust and Funds Management with statistical and analytical information regarding securities held by each Master Portfolio, on Peregrine's own initiative or upon reasonable request by the Master Trust Board or Funds Management, which is the same information that Peregrine is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, Peregrine may from time to time employ or associate with such persons as it believes to be appropriate or necessary to assist in the execution of Peregrine's duties. In addition, Peregrine shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

As with the Current Sub-Advisory Agreement, except for expenses incurred by Peregrine, each Master Portfolio is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Master Trust Board and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Master Portfolios in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to the Master Portfolios' interest holders.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would require Peregrine to comply with investment guidelines, policies and restrictions established by the Master Trust Board that have been communicated in writing to Peregrine; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations adopted by the SEC thereunder; the registration statement of the Master Trust as it may be amended and supplemented from time to time; the provisions of the Master Trust Declaration as they may be amended from time to time; the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Master Trust or the Master Portfolios, and any rules or regulations adopted thereunder; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by Peregrine as described herein.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, when entering into a securities transaction, Peregrine is prohibited from consulting with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo, or an affiliated person of such sub-adviser concerning transactions in securities or other assets for each Master Portfolio. In addition, Peregrine is not responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of each Master Portfolio but will provide assistance as reasonably requested by Funds Management. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Peregrine shall only be liable for losses resulting from willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations, and will be indemnified and held harmless by each Master Portfolio and Funds Management for all other losses.

If approved by the interest holders of a Master Portfolio, the New Sub-Advisory Agreement would continue in effect from year to year for that Master Portfolio, provided that the continuation of the New Sub-Advisory Agreement is approved at least annually in accordance with the 1940 Act. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Master Trust Board or by vote of a majority of each Master Portfolio's outstanding securities, or by Funds Management or Peregrine, on 60 days' written notice to the other parties. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its "assignment" as defined in the 1940 Act.

If the New Sub-Advisory Agreement is not approved by interest holders of a Master Portfolio, the Master Portfolio will continue to operate in the same manner as it currently does while the Master Trust Board considers an appropriate course of action.

The Current Sub-Advisory Agreement, dated as of November 7, 2012, was last approved by the Master Trust Board on May 20, 2015 and Appendix A thereto was last approved by the Master Trust Board on April 20, 2016 and was last approved by interest holders of the Master Portfolios on August 22, 2002.

The Trustees' Considerations

At an in-person meeting held on April 19-20, 2016 (the "Meeting"), the Board of Trustees (the "Board") of Wells Fargo Master Trust (the "Trust"), all the members of which have no direct or indirect interest in the sub-advisory agreement and are not "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), discussed and unanimously recommended the approval of a new sub-advisory agreement among Wells Fargo Funds Management, LLC ("Funds Management"), Peregrine Capital Management, Inc. ("Peregrine" or the "Sub-Adviser"), and the Trust on behalf of the Wells Fargo Small Company Growth Portfolio and the Wells Fargo Small Company Value Portfolio (each, a "Portfolio," and collectively, the "Portfolios"), each a portfolio series of the Trust (the "New Sub-Advisory Agreement").

The Board's consideration and approval occurred in anticipation of the expected termination of the current sub-advisory agreement among Funds Management, Peregrine and the Trust on behalf of each of the Portfolios (with the fee schedule for the Wells Fargo Small Company Growth Portfolio amended as of May 1, 2016, the "Current Sub-Advisory Agreement"). The expected termination results from a "change of control" of Peregrine (as defined in the 1940 Act) that is expected to occur in the second half of 2016 pursuant to the terms of a buyout agreement between Wells Fargo & Company ("Wells Fargo") and Peregrine, under which the principals of Peregrine will acquire the 100% interest in the firm currently held by Wells Fargo (the "Transaction"). The Transaction will result in a "change of control" of Peregrine, and therefore, the "assignment" and automatic termination of the Current Sub-Advisory Agreement.

The Board of the Trust unanimously agreed to recommend that interestholders of the Portfolios approve the New Sub-Advisory Agreement with Peregrine. If approved by interestholders, the New Sub-Advisory Agreement would replace the Current Sub-Advisory Agreement upon its termination.

In determining whether to approve the New Sub-Advisory Agreement, the Board received a presentation from Funds Management and Peregrine regarding the Transaction at the Board's February 17-18, 2016 meeting, and a supplemental presentation from Funds Management at the Meeting (the "Presentations"). The Presentations included, among other things: (i) information regarding the current and proposed ownership structure of Peregrine as a result of the Transaction; (ii) a copy of the form of New Sub-Advisory Agreement, which is identical to the Current Sub-Advisory Agreement (other than with respect to the effective date thereof); (iii) based on representations provided by Peregrine, assurances from Funds Management that there would be no change to the personnel or the operation of Peregrine as they relate to the provision of investment sub-advisory services to the Portfolios; and (iv) assurances from Funds Management that there would be no change to the investment objectives or principal investments of the Portfolios. The Board also considered the detailed materials that they received from Funds Management and Peregrine for the Meeting in connection with the 2016 annual re-approval process (the "2016 Annual Re-Approval Process") for the Current Sub-Advisory Agreement.

The Board's decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In this regard, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Board evaluated information provided to it with respect to the Portfolios as it considered appropriate. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with representatives of Peregrine.

After its deliberations, the Board unanimously determined that the approval of the New Sub-Advisory Agreement was in the best interests of each Portfolio and its respective interestholders, and that the compensation payable to Peregrine is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determinations.

Nature, Extent and Quality of Services

The Board received and considered various data and information that it believed necessary to evaluate the nature, extent and quality of services provided to the Portfolios by Peregrine under the Current Sub-Advisory Agreement and proposed to be provided by Peregrine to the Portfolios under the New Sub-Advisory Agreement.

The Board noted that it received and considered information regarding the nature, quality and extent of services to be provided to the Portfolios by Peregrine in connection with the 2016 Annual Re-Approval Process, as well as regular quarterly updates on investment performance over the past year. The Board considered, among other things, assurances that it received to the effect that the Transaction would not result in any changes to: Peregrine's portfolio management and compliance teams for the Portfolios; the investment strategies used by Peregrine in managing the Portfolios; or Peregrine's senior management.

Based on these assurances, the Board concluded that it anticipated that the nature, extent and quality of investment sub-advisory services to be provided to the Portfolios by Peregrine would not change as a result of the Transaction.

Performance

The Board has reviewed the investment performance of the Portfolios over the course of the Peregrine engagement. The Board noted and viewed favorably assurances from Funds Management that there would be no changes to the personnel or to the operation of Peregrine as they relate to the provision of investment advisory services to the Portfolios. The Board concluded that the overall performance of the Portfolios over the long term, coupled with these assurances, supported the approval of the New Sub-Advisory Agreement.

Sub-Advisory Fee Rates

The Board noted that the sub-advisory fee rates payable to Peregrine would remain unchanged as a result of the Transaction. The Board further noted that the Wells Fargo Small Company Growth Portfolio would be subject to a reduction in its investment sub-advisory fee breakpoint effective May 1, 2016 for reasons unrelated to the Transaction, and that the New Sub-Advisory Agreement would continue the new breakpoint schedule. The Board noted that it reviewed and considered the sub-advisory fee rates paid to Peregrine in connection with (i) its approval at the Meeting of the reduction in the investment sub-advisory fee breakpoint for the Wells Fargo Small Company Growth Portfolio and (ii) the 2016 Annual Re-Approval Process and determined that such fee rates were reasonable. The Board noted that the fee rates established under the New Sub-Advisory Agreement reflect arm's length negotiations, given that Peregrine would no longer be affiliated with Funds Management after the Transaction. The Board also noted that, going forward, it would have an opportunity to review the allocation of the advisory fee between Funds Management and Peregrine as part of its annual contract review.

Based on its consideration of the factors and information it deemed relevant, the Board determined that the fee rates payable under the New Sub-Advisory Agreement were reasonable in light of the services covered by the New Sub-Advisory Agreement.

Profitability

The Board received and considered information concerning the profitability of Peregrine in connection with the 2016 Annual Re-Approval Process, which was subsumed in the Wells Fargo profitability analysis. The Board also received and considered other financial information about Peregrine as part of the Presentations.

Economies of Scale

The Board did not review specific information regarding possible economies of scale with respect to Peregrine and its services, principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that the investment advisory agreement with Funds Management for the Portfolios contains breakpoints, which operate generally to reduce the effective advisory fee rates of the Portfolios as they grow in size. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement for each Portfolio also contain a sub-advisory fee breakpoint. The Board also noted that it reviews information regarding potential economies of scale at its annual, in-person meeting to consider the re-approval of the Portfolios' investment advisory agreement.

Other Benefits to the Sub-Adviser

In connection with the 2016 Annual Re-Approval Process, the Board considered Peregrine's response to a request for information regarding potential "fall-out" or ancillary benefits received by Peregrine as a result of Peregrine's relationship with the Portfolios. Peregrine advised the Board that it does not derive any identifiable fall-out benefits (e.g. opportunities to cross-market its products) from its relationship with the Portfolios.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluations of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and recommended its approval by interestholders.

Principal Executive Officers, Directors and General Partners of Peregrine

Peregrine, an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo, is a registered investment adviser located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402. Peregrine provides investment advisory services to registered investment companies, corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

The name and principal occupation of Peregrine's principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

  Jason R. Ballsrud, CFA, Principal and Portfolio Manager

  Tasso H. Coin, Jr., CFA, Principal and Portfolio Manager

  William A. Grierson, CFA, Principal and Portfolio Manager

  Daniel J. Hagen, CFA, Principal and Portfolio Manager

  Douglas J. Pugh, CFA, Principal and Portfolio Manager

  James P. Ross, CFA, Principal and Portfolio Manager

  Paul E. von Kuster, CFA, Principal and Portfolio Manager

Other Similar Funds Managed by Peregrine

Peregrine does not provide investment advisory services for any other similar funds.

Approval of Multi-Manager Structure

The 1940 Act generally requires that investment management agreements between funds and their investment managers (including sub-advisers) be approved by shareholders. However, the Funds, the Master Portfolios and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to approval by the Board or the Master Trust Board, as the case may be, to hire or replace certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management, the Funds or the Master Portfolios, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management ("Multi-Manager Sub-Advisers"). While shareholder approval of the hiring of a Multi-Manager Sub-Adviser would not be required, any fund relying on the Multi-Manager Structure would be required to provide shareholders with notice of the hiring of such Multi-Manager Sub-Adviser within 90 days after such hire.

The Board had previously approved the use of the Multi-Manager Structure for the Funds and the Master Trust Board had previously approved the use of the Multi-Manager Structure for the Master Portfolios; however, before either Fund or Master Portfolio may use the Multi-Manager Structure, it must also be approved by Shareholders of such Fund or interest holders of such Master Portfolio, as the case may be. Shareholders of Wells Fargo Small Company Growth Fund are thus being asked to approve the use of the Multi-Manager Structure on behalf of the Fund and are being asked to provide voting instructions to the Fund with respect to approval of the Multi-Manager Structure on behalf of Wells Fargo Small Company Growth Portfolio. Likewise, shareholders of Wells Fargo Small Company Value Fund are being asked to approve the use of the Multi-Manager Structure on behalf of the Fund and are being asked to provide voting instructions to the Fund with respect to approval of the Multi-Manager Structure on behalf of Wells Fargo Small Company Value Portfolio. Each Fund will vote its interests in the relevant Master Portfolio in the same proportion as shares of Fund shareholders for which it receives proper instructions.

Service Providers

Investment Adviser and Administrator. Funds Management currently serves as each Master Portfolio's investment adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Below are the aggregate advisory fees paid by each Master Portfolio and the aggregate advisory fees waived by Funds Management for the most recent fiscal year:

Master Portfolio	Advisory Fees Paid	Advisory Fees Waived
Small Company Growth Portfolio	$4,048,962	$0
Small Company Value Portoflio	$1,659,057	$0

Funds Management is not entitled to receive an administration fee from the Master Portfolios as long as it receives an administration fee at the gateway fund level. Below are the aggregate administrative fees paid by each Fund and the aggregate administrative fees waived by Funds Management for the most recent fiscal year:

Master Portfolio	Administrative Service Fees Paid	Administrative Service Fees Waived
Small Company Growth Fund	$628,322	$144,379
Small Company Value Fund	$70,845	$137,834

Below are the aggregate sub-advisory fees paid to Peregrine and the aggregate sub-advisory fees waived by Peregrine for the most recent fiscal year. These fees are paid by Funds Management out of the fees it receives as investment adviser to the Master Portfolios:

Master Portfolio	Sub-Advisory Fees Paid	Sub-Advisory Fees Waived
Small Company Growth Portfolio	$2,425,276	$242,528
Small Company Value Portfolio	$934,877	$93,488

Brokerage Commissions to Affiliates. For the latest fiscal year, the Master Portfolios did not pay any brokerage commissions to affiliates.

Principal Underwriter/Distributor.  Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and the placement agent for the Master Portfolios and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year. Funds Distributor does not receive a fee from the Master Portfolios.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Small Company Growth Fund	$34,742	$34,485
Small Company Value Fund	$747	$747

Below are the distribution fees paid by each Fund for the most recent fiscal year. Class A, Administrator class, Institutional class and Class R6 shares do not pay 12b-1 fees. For amounts in the row entitled "Other," Funds Distributor had entered into an arrangement whereby sales commissions payable to broker-dealers were financed by an unaffiliated third party lender. Under this financing arrangement, Funds Distributor assigned certain amounts that it was entitled to receive pursuant to the Distribution Plan (the "Plan") to the third party lender, as reimbursement and consideration for these payments. Funds Management purchased the rights and title to all payments due to the third party lender and is now entitled to receive payments under the Plan.

Fund	Class B	Class C
Small Company Growth Fund
Total	$668	$73,278
Compensation to Underwriters	$0	$36,168
Compensation to Broker/Dealers	$0	$37,110
Other	$668	$0
Small Company Value Fund
Total	$234	$18,394
Compensation to Underwriters	$0	$1,938
Compensation to Broker/Dealers	$0	$16,456
Other	$234	$0

Simultaneous Meetings

It is anticipated that the special meeting of Shareholders of each Fund will be held simultaneously; however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, neither the Funds' officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Funds.

REQUIRED VOTE FOR EACH PROPOSAL

With respect to each Fund, approval of each relevant proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Annual and Semi-Annual Reports

Each Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals

The Funds are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH PEREGRINE CAPITAL MANAGEMENT, INC AND IN FAVOR OF THE MULTI-MANAGER STRUCTURE.

C. DAVID MESSMAN
Secretary

May 9, 2016

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, our proxy solicitor, at 800-461-9313 (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of April 22, 2016, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Small Company Growth Fund
	A		%
	B		%
	C		%
	Administrator		%
	Institutional		%
R6%
Small Company Value Fund
	A		%
	C		%
	Administrator		%
	Institutional		%

Exhibit B

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO MASTER TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND PEREGRINE CAPITAL MANAGEMENT, INC.

This AGREEMENT is made as of this ___ day of ____, 2016, between Wells Fargo Master Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Peregrine Capital Management, Inc., a corporation organized under the laws of the State of Minnesota with its principal place of business at 800 LaSalle Avenue, Minneapolis, Minnesota 55402 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Adviser and Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents.

The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

Section 4. Control by Board.

As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements.

In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships.

The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund.

All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation.

As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care.

The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity.

The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records.

The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval.

This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue for an initial term ending June 30, 2017. Thereafter, the Agreement shall continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination.

As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser.

The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust.

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices.

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 800 LaSalle Avenue, Minneapolis, Minnesota 55402, Attention: Robert B. Mersky.

Section 17. Questions of Interpretation.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment.

This Agreement shall be effective on the [1st day of May, 2016]. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name.

The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO MASTER TRUST on behalf of the Fund
By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Paul Haast
Senior Vice President

PEREGRINE CAPITAL MANAGEMENT, INC.
By:
David S. Lunt
Chief Financial Officer

APPENDIX A

PEREGRINE CAPITAL MANAGEMENT, INC. SUB-ADVISORY AGREEMENT
WELLS FARGO MASTER TRUST

Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Portfolio

SCHEDULE A

WELLS FARGO MASTER TRUST SUB-ADVISORY AGREEMENT
FEE AGREEMENT

This fee agreement is made as of the __ day of ______, 2016, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Peregrine Capital Management, Inc. (the "Sub-Adviser"); and

WHEREAS, the parties and Wells Fargo Master Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying annual rate of percentage of the assets of the Funds:

Aggregate Average Daily Net Assets	Fee
Small Company Growth Portfolio
First $200 million	0.500%
Over $200 million	0.450%
Small Company Value Portfolio
First $300 million	0.450%
Over $300 million	0.400%

The foregoing fee schedule is agreed to as of _________, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Paul Haast
Senior Vice President

PEREGRINE CAPITAL MANAGEMENT, INC.
By:
David S. Lunt
Chief Financial Officer

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Advantage Funds (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!

Proxy Voting Options:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By PHONE with a live operator when you call (866) 406-2287 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER: 123456789101

WELLS FARGO FUNDS TRUST, on behalf of the following series:
Wells Fargo Small Company Growth Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above mentioned fund ("Fund"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time,] on July 8, 2016, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 828-9088.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 8, 2016.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WFSubadvisory.pdf.

Wells Fargo Small Company Growth Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

	FOR	AGAINST	ABSTAIN
1. To consider the approval of a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR VOTING

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Advantage Funds (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!

Proxy Voting Options:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By PHONE with a live operator when you call (866) 406-2287 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER: 123456789101

WELLS FARGO FUNDS TRUST, on behalf of the following series:
Wells Fargo Small Company Value Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above mentioned fund ("Fund"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time,] on July 8, 2016, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 828-9088.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 8, 2016.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WFSubadvisory.pdf.

Wells Fargo Small Company Value Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

	FOR	AGAINST	ABSTAIN
1. To consider the approval of a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR VOTING